Supplement dated March 28, 2013 to the

KKR Series Trust

Statement of Additional Information

Dated January 30, 2013

KKR Series Trust

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) for KKR Series Trust (the “Trust”) regarding KKR Alternative High Yield Fund (the “Fund”).

Effective March 25, 2013, the Board of Trustees appointed Michael E. Cahill as a Trustee of the Trust, member of the Nominating Committee and member of the Audit Committee. In connection with these changes, the SAI is hereby supplemented as follows:

The following row is added to the table in the section entitled “Trustees and Officers” on page B-39 of the SAI:

Independent Trustees (1)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Last Five Years

Michael E. Cahill (62) 1966 Lombardy Drive La Canada, CA 91011	Trustee	Since March 2013	Executive Vice President (since 2008) and Managing Director and General Counsel (since 1991), The TCW Group, Inc. and Trust Company of the West (financial services firm).	3	None.

The following row is added to the table in the section entitled “Trustee Beneficial Ownership of Securities” on page B-41 of the SAI (and such information is current with respect to Mr. Cahill as of March 25, 2013):

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees
Michael E. Cahill	None	None

The first sentence in the subsection “Board Committees — Audit Committee” on page B-41 of the SAI is deleted and replaced with the following:

The members of the Audit Committee are Tobin V. Levy, Jeffrey L. Zlot and Michael E. Cahill, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act.

The first sentence in the subsection “Board Committees — Nominating Committee” on page B-41 of the SAI is deleted and replaced with the following:

The members of the Nominating Committee are Jeffrey L. Zlot, Tobin V. Levy and Michael E. Cahill, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act.

The following paragraph is added as the second paragraph to the section entitled “Experience of Trustees” on page B-42 of the SAI:

Michael E. Cahill, an Independent Trustee, has served as Executive Vice President since 2008 and Managing Director and General Counsel since 1991 of The TCW Group, Inc. and Trust Company of the West, an international investment management firm. Mr. Cahill previously worked at Act III Communications in Los Angeles from 1988 to 1991, where he was Senior Vice President and General Counsel.  Earlier in his career, Mr. Cahill was in private corporate law practice at O’Melveny and Myers LLP in Los Angeles and at Shenas, Robbins, Shenas & Shaw in San Diego.  Mr. Cahill currently serves on the Board of Trustees of Southwestern Law School in Los Angeles. Mr. Cahill is a member of the bars of the state of California and of the Province of Ontario and is admitted to various courts, including the U.S. Supreme Court.  Mr. Cahill holds a B.A. with first class honors from Bishops University, a J.D. from Osgoode Hall Law School, York University and an LL.M. from Harvard University.

The first sentence in the section entitled “Board Leadership Structure” on page B-43 of the SAI is deleted and replaced with the following:

The Board is currently composed of four Trustees, three of whom are Independent Trustees.

The second sentence and the second table in the section entitled “Compensation” on page B-44 of the SAI are deleted and replaced with the following sentence and table:

The following is an estimate of compensation to be paid to the Trustees during the fiscal year ending October 31, 2013:

	Compensation(1)
Name of Trustee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid to Trustees
Interested Trustee
William C. Sonneborn(2)	$0	$0
Independent Trustees
Michael E. Cahill*	$9,900	$39,600
Tobin V. Levy	$13,208	$52,000
Jeffrey L. Zlot	$13,208	$52,000

(1) Includes all amounts paid for serving as Trustee of the Fund, as well as serving as chairperson of a committee.

(2) Mr. Sonneborn, as an Interested Trustee, is not compensated by the Fund or the Fund Complex for his services.

* Michael E. Cahill was appointed as a Trustee on March 25, 2013.

Please retain this Supplement for future reference.